Exhibit 32

Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

The undersigned, Edward Lee, in his capacities as Chief Executive Officer and Chief Financial Officer, respectively, of Hestia Insight Inc. (the “Registrant”) does hereby certify with respect to the Quarterly Report on Form 10-Q of the Registrant for the period ended February 28, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in this Report.

Date: April 14, 2023	/s/ Edward Lee
Edward Lee
Chief Executive Officer, President and Director (Principal Executive Officer)

Date: April 14, 2023	/s/ Edward Lee
Edward Lee
Chief Financial Officer (Principal Financial and Accounting Officer)